EXECUTION COPY

AMENDMENT NO. 3

Dated as of March 18, 2011

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of February 12, 2010

     THIS AMENDMENT NO. 3 (“Amendment”) is made as of March 18, 2011 by and among Photronics, Inc. (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Amended and Restated Credit Agreement dated as of February 12, 2010 by and among the Company, the Lenders and the Administrative Agent (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

     WHEREAS, the Company has requested that the Lenders, the Administrative Agent and the Collateral Agent agree to certain amendments to the Credit Agreement;

     WHEREAS, the Lenders party hereto, the Administrative Agent and the Collateral Agent have agreed to such amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto, the Administrative Agent and the Collateral Agent have agreed to enter into this Amendment.

     1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

     (a) Section 1.01 of the Credit Agreement is amended to insert the following new definitions therein in the appropriate alphabetical order as follows:

     “Amendment No. 3 Effective Date” means March 18, 2011.

     “Permitted Convertible Notes” means any unsecured notes issued by the Company which may be converted into equity in the Company so long as (i) the indebtedness thereunder does not mature, and is otherwise not subject to any mandatory prepayment, redemption or defeasance, in each case prior to the date that is six (6) months after the Maturity Date and (ii) the terms and conditions applicable thereto are reasonably satisfactory to the Administrative Agent.

     “Permitted Convertible Note Indenture” means the indenture pursuant to which the Company issues any Permitted Convertible Note, as amended, restated, supplemented or otherwise modified from time to time, in each case containing such terms and conditions as are reasonably satisfactory to the Administrative Agent.

     (b) The definition of “Aggregate Commitment” appearing in Section 1.01 of the Credit Agreement is amended to delete the final sentence thereof and to replace such sentence with the following sentence:

     As of the Amendment No. 3 Effective Date, the Aggregate Commitment is $30,000,000.

     (c) The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is amended to (i) delete the reference to “Category 4” appearing in clause (i) thereof and to replace such reference with the reference “Category 3” and (ii) delete the pricing grid appearing therein and to replace such pricing grid with the following:

	Total Leverage Ratio:	Commitment	Eurocurrency	ABR
		Fee Rate	Spread	Spread
Category 1:	< 1.00 to 1.00	0.35%	2.25%	1.25%
Category 2:	> 1.00 to 1.00	0.40%	2.50%	1.50%
	but
	< 1.50 to 1.00
Category 3:	> 1.50 to 1.00	0.45%	2.75%	1.75%

     (d) The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is amended to add the phrase “, plus (f) any write-downs, write-offs, or losses incurred in connection with the repayment of the Existing Convertible Notes” immediately prior to the phrase “, all as determined on a consolidated basis” appearing in the first sentence thereof.

     (e) The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is amended to delete the date “February 12, 2013” appearing therein and to replace such date with the date “April 30, 2015”.

     (f) The definition of “Permitted Acquisition” appearing in Section 1.01 of the Credit Agreement is amended to delete the amount “$15,000,000” appearing therein and to replace such amount with the amount “$25,000,000”.

     (g) Section 1.01 of the Credit Agreement is amended to delete the definitions of “Expansion Foreign Loans” and “Expansion Loan Amendment” appearing therein.

     (h) Section 2.06(b) of the Credit Agreement is amended to (i) delete clause (i) thereof in its entirety and (ii) change clauses (ii) and (iii) thereof to new clauses (i) and (ii) thereof, respectively.

     (i) Section 2.20 of the Credit Agreement is amended and restated in its entirety to read as follows:

     SECTION 2.20. Expansion Option. The Company may from time to time elect to increase the Commitments in minimum increments of $5,000,000 so long as, after giving effect thereto, the aggregate amount of such increases does not exceed $20,000,000. The Company may arrange for any such increase to be provided by one or more Lenders (each Lender so agreeing to an increase in its Commitment, an “Increasing Lender”), or by one or more new banks, financial institutions or other entities (each such new bank, financial institution or other entity, an “Augmenting Lender”), to increase their existing Commitments or extend Commitments, as the case may be; provided that (i) each Augmenting Lender, shall be subject to the approval of the Company and the Administrative Agent and (ii) (x) in the case of an Increasing Lender, the Company and such Increasing Lender execute an agreement substantially in the form of Exhibit C hereto, and (y) in the case of an Augmenting Lender, the Company and such Augmenting Lender execute an agreement substantially in the form of Exhibit D hereto. No consent of any Lender (other than the Lenders participating in the increase) shall be required for any increase in Commitments pursuant to this Section 2.20. Increases and new Commitments created pursuant to this Section 2.20 shall become effective on the date agreed by the Company, the Administrative Agent and the relevant Increasing Lenders or Augmenting Lenders, and the Administrative Agent shall notify each Lender thereof. Notwithstanding the foregoing, no increase in the Commitments (or in the Commitment of any Lender) shall become effective under this paragraph unless, (i) on the proposed date of the effectiveness of such increase, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied or waived by the Required Lenders and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Company and (B) the Company shall be in compliance (on a Pro Forma Basis reasonably acceptable to the Administrative Agent) with the covenants contained in Section 6.11 and (ii) the Administrative Agent shall have received documents consistent with those delivered on the Effective Date as to the corporate power and authority of the Borrowers to borrow hereunder after giving effect to such increase. On the effective date of any increase in the Commitments, (i) each relevant Increasing Lender and Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Revolving Loans of all the Lenders to equal its Applicable Percentage of such outstanding Revolving Loans, and (ii) the Borrowers shall be deemed to have repaid and reborrowed all outstanding Revolving Loans as of the date of any increase in the Commitments (with such reborrowing to consist of the Types of Revolving Loans, with related Interest Periods if applicable, specified in a notice delivered by the applicable Borrower, or the Company on behalf of the applicable Borrower, in accordance with the requirements of Section 2.03). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Eurocurrency Loan, shall be subject to indemnification by the Borrowers pursuant to the provisions of Section 2.16 if the deemed payment occurs other than on the last day of the related Interest Periods. Nothing contained in this Section 2.20 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder at any time.

     (j) Section 5.10 of the Credit Agreement is amended to add the phrase “in the United States of America and the United Kingdom” immediately following the phrase “as its principal depository bank” appearing therein.

     (k) Section 6.01(b) of the Credit Agreement is amended to add the phrase “subject to the limitations applicable to Purchase Money Indebtedness set forth in clause (e) below,” immediately prior to the phrase “Indebtedness existing on the date hereof” appearing therein.

     (l) Section 6.01(e) of the Credit Agreement is amended and restated in its entirety to read as follows:

     (e) Indebtedness of the Company or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (collectively, “Purchase Money Indebtedness”); provided that (i) such Purchase Money Indebtedness is (or, in the case of any extension renewal or replacement, was originally) incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate outstanding principal amount of Purchase Money Indebtedness permitted by this clause (e), when aggregated with the aggregate outstanding principal amount of Purchase Money Indebtedness permitted under Section 6.01(b) and other Purchase Money Indebtedness outstanding on the Amendment No. 3 Effective Date, shall not exceed $75,000,000 at any time outstanding;

     (m) Section 6.01 of the Credit Agreement is amended to (i) delete the word “and” appearing at the end of clause (i) thereof, (ii) delete the period appearing at the end of clause (j) thereof and to replace such period with “; and” and (iii) add the following as a new clause (k) thereof:

     (k) Indebtedness of the Company under the Permitted Convertible Notes in an aggregate principal amount not to exceed $150,000,000.

     (n) Section 6.04(k) of the Credit Agreement is amended and restated in its entirety to read as follows:

     (k) any other investment (other than acquisitions), loan or advance (including investments made to meet minimum capital requirements of foreign jurisdictions) so long as the aggregate amount of all such investments, loans and advances during any fiscal year of the Company, when aggregated with the aggregate consideration (including the concurrent repayment or assumption of any indebtedness and related investments) paid in respect of all Permitted Acquisitions during such fiscal year of the Company, does not exceed $25,000,000.

     (o) Section 6.06(a) of the Credit Agreement is amended to (i) delete the amount “$5,000,000” appearing therein and to replace such amount with the amount “$10,000,000”, (ii) delete the word “and” immediately preceding clause (v) thereof and replace such word with a comma and (iii) add the following as a new clause (vi) thereof:

     and (vi) the Company may issue Equity Interests in connection with or as part of the conversion, redemption, retirement, prepayment or cancellation of the Existing Convertible Notes or the Permitted Convertible Notes

     (p) Section 6.06(b) of the Credit Agreement is amended to (i) delete the word “and” immediately preceding clause (iii) thereof and (ii) add the following as new clauses (iv) and (v) thereof:

     ; (iv) prepayment of the Existing Convertible Notes from the proceeds of the Permitted Convertible Notes (including premiums and fees associated therewith); (v) prepayment, purchase, redemption, retirement or other acquisition of the Permitted Convertible Notes by exchange for or out of the proceeds received from a substantially concurrent issue of (1) new shares of its non-mandatorily redeemable Equity Interests pursuant to the conversion terms described in a Permitted Convertible Note Indenture or (2) Subordinated Indebtedness or other Permitted Convertible Notes; and (vi) prepayment of the Nanofab Building Lease and the RBS Asset Finance Lease set forth on Schedule 6.01

     (q) Section 6.11(d) of the Credit Agreement is amended and restated in its entirety to read as follows:

     (d) [Intentionally Omitted].

     (r) Section 9.02(b) of the Credit Agreement is amended to (i) delete the phrase “Except as provided in Section 2.20 with respect to an Expansion Loan Amendment, neither” appearing therein and to replace such phrase with the word “Neither” and (ii) delete the parenthetical “(it being understood that, solely with the consent of the parties prescribed by Section 2.20 to be parties to an Expansion Loan Amendment, Expansion Foreign Loans (as defined in Section 2.20) may be included in the determination of Required Lenders on substantially the same basis as the Commitments and the Revolving Loans are included on the Effective Date)” appearing in clause (v) thereof.

     (s) Section 9.02(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

     (c) [Intentionally Omitted].

     (t) Each of Schedule 2.01, Exhibit C and Exhibit D to the Credit Agreement is replaced in its entirety with Schedule 2.01, Exhibit C and Exhibit D attached hereto, respectively.

     2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Company, the Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (ii) such opinions, instruments and documents as are reasonably requested by the Administrative Agent, (b) the Company shall have paid to the Administrative Agent, for the account of each Lender, an amendment fee equal to 0.30% of such Lender’s Commitment as amended hereby and (c) the Company shall have paid all of the fees of the Administrative Agent and its affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) in connection with this Amendment and the other Loan Documents; provided, that upon satisfaction of the conditions in this Section 2, this Amendment shall be held in escrow until released simultaneously with the closing and effectiveness of the Permitted Convertible Indenture. Notwithstanding the foregoing, if the closing and effectiveness of the Permitted Convertible Indenture does not occur on or prior to the date that is 45 days after the date of this Amendment, the parties hereto agree that this Amendment shall terminate and have no further effect with respect to the Credit Agreement.

     3. Representations and Warranties of the Company and Acknowledgements and Confirmations. The Company hereby represents and warrants as follows:

     (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

     4. Reference to and Effect on the Credit Agreement.

     (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PHOTRONICS, INC.,
as the Company

By:	/s/ Donna M. Bovee
Name:	Donna M. Bovee
Title:	Vice President, Treasurer

Signature Page to Amendment No. 3
Photronics, Inc.
Amended and Restated Credit Agreement dated as of February 12, 2010

JPMORGAN CHASE BANK, N.A., individually as a Lender
and as Administrative Agent

By:	/s/ Kenneth Coons
Name:	Kenneth Coons
Title:	VP - Senior Underwriterr

Signature Page to Amendment No. 3
Photronics, Inc.
Amended and Restated Credit Agreement dated as of February 12, 2010

RBS CITIZENS, NATlONAL ASSOCIATION,
as a Lender

By:	/s/ David M. Nackley
Name:	David M. Nackley
Title:	Senior Vice President

Signature Page to Amendment No. 3
Photronics, Inc.
Amended and Restated Credit Agreement dated as of February 12, 2010

TD BANK, N.A.,
as a Lender

By:	/s/ Stephen B. Francis
Name:	Stephen B. Francis
Title:	Vice President

Signature Page to Amendment No. 3
Photronics, Inc.
Amended and Restated Credit Agreement dated as of February 12, 2010

CONSENT AND REAFFIRMATION

     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Amended and Restated Credit Agreement dated as of February 12, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Photronics, Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 3 is dated as of March 18, 2011 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: March 18, 2011

[Signature Page Follows]

ALIGN-RITE, INC.		ALIGN-RITE, INTERNATIONAL, INC.

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name:	Richelle Burr	Name:	Richelle Burr
Title:	Vice President	Title:	Vice President

PHOTRONICS ARIZONA, INC.		PHOTRONICS CALIFORNIA, INC.

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name:	Richelle Burr	Name:	Richelle Burr
Title:	Vice President	Title:	Vice President

PHOTRONICS TEXAS, INC.		PHOTRONICS TEXAS ALLEN, INC.

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name:	Richelle Burr	Name:	Richelle Burr
Title:	Vice President	Title:	Vice President

PHOTRONICS TEXAS I, LLC		PHOTRONICS TEXAS I, L.P.

By: Photronics Texas, Inc., its Sole Member		By: Photronics Texas, Inc., its General Partner

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name:	Richelle Burr	Name:	Richelle Burr
Title:	Vice President	Title:	Vice President

PHOTRONICS TEXAS II, LLC		PHOTRONICS TEXAS II, L.P.

By: Photronics Texas Allen, Inc., its Sole Member		By: Photronics Texas Allen, Inc., its General Partner

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name:	Richelle Burr	Name:	Richelle Burr
Title:	Vice President	Title:	Vice President

PHOTRONICS IDAHO, INC.		TRIANJA TECHNOLOGIES, INC.

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name:	Richelle Burr	Name:	Richelle Burr
Title:	President	Title:	Vice President

Signature Page to Amendment No. 3
Photronics, Inc.
Amended and Restated Credit Agreement dated as of February 12, 2010